UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2004


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)


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           Delaware                 000-27969               94-3180138
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 (State or other jurisdiction   (Commission File          (IRS Employer
       of incorporation)             Number)            Identification No.)


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                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)


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       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

     On December 22, 2004, Immersion Corporation (the "Company") entered into a Purchase Agreement (the "Agreement"), by and among the Company and the investors listed on exhibit A thereto. The Agreement documents a private placement of $20 million of securities, including convertible notes and warrants to purchase common stock. The Company has agreed to file with the SEC a resale registration statement relating to the common stock issuable upon exercise of the notes and warrants. The Purchase Agreement, together with exhibits thereto, is attached as
Exhibit 10.58. A press release announcing the transaction is attached as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits.

       (c)   Exhibits.

Exhibit No.                              Description
-----------                              -----------

   10.58        Purchase Agreement dated as of December 22, 2004.

   99.1         Press Release, dated December 23, 2004.




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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IMMERSION CORPORATION


Date: December 27, 2004                By: /s/ Victor Viegas
                                           -------------------------------------
                                           Victor Viegas
                                           President, Chief Executive Officer,
                                           Chief Financial Officer, and Director




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                                  EXHIBIT INDEX
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Exhibit No.      Description
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   10.58         Purchase Agreement dated December 22, 2004.

   99.1          Press Release, dated December 23, 2004.